Supplement dated December 1, 2006 to the Prospectuses dated May 1, 2006 for:

STATE FARM VARIABLE DEFERRED ANNUITY POLICY ISSUED BY:

•	State Farm Life Insurance Company Variable Annuity Separate Account of State Farm Life Insurance Company; and

•	State Farm Life and Accident Assurance Company Variable Annuity Separate Account of State Farm Life and Accident Assurance Company.

INDIVIDUAL FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY ISSUED BY:

•	State Farm Life Insurance Company Variable Life Separate Account of State Farm Life Insurance Company; and

•	State Farm Life and Accident Assurance Company Variable Life Separate Account of State Farm Life and Accident Assurance Company.

P.O. Box 2307

Bloomington, Illinois 61702-2307

Telephone (888) 702-2307 (Toll Free)

This supplement updates your Prospectus dated May 1, 2006. Please read it carefully and keep it with your Prospectus for future reference.

Effective December 1, 2006, the following changes occurred with respect to the Small Cap Equity Fund of the State Farm Variable Product Trust (the “Trust”):

•	The Small Cap Equity Fund has been renamed the “Small/Mid Cap Equity Fund.”

•	Capital Guardian Trust Company has ceased serving as investment sub-advisor to the Small/Mid Cap Equity Fund.

•	Bridgeway Capital Management, Inc. and Rainier Investment Management, Inc. have begun serving as co-investment sub-advisers to the Small/Mid Cap Equity Fund.

•	The investment objective remains the same. The investment strategies of the Small/Mid Cap Fund have changed and the new investment strategies are set forth in the attached prospectus supplement for the Trust.

The accompanying prospectus supplement for the Trust contains further information about these changes.